SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549


                                  FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report:          July 22, 1994



                                MATTEL, INC.
                                ------------
           (Exact name of registrant as specified in its charter)


         Delaware                  001-05647                        95-1567322
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(State or other jurisdiction      (Commission                 (I.R.S. Employer
 of incorporation)                  File No.)              Identification No.)




333 Continental Boulevard, El Segundo, California                   90245-5012
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code              (310) 524-2000
                                                  ----------------------------

                                   N/A
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       (Former name or former address, if changed since last report)

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Item 5.         Other Events
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                The opinion attached hereto as Exhibit 5.0 is hereby
                incorporated by reference into (i) Registration Statement on Form S-8 No. 33-57082, which was filed with the Securities and Exchange Commission (the "SEC") on January 19, 1993 and (ii) Registration Statement on Form S-8 No. 33-52723, which was filed with the SEC on March 17, 1994. This opinion was previously omitted because the shares registered were not anticipated to be original issuance shares.


Item 7.         Financial Statements and Exhibits
- -------         ---------------------------------

        (a)     Financial statements of businesses acquired:   None

        (b)     Pro forma financial information:   None

        (c)     Exhibits:

                5.0  Opinion re legality dated July 22, 1994


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                               SIGNATURES
                               ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MATTEL, INC.
                                              Registrant

                                              By: /s/ N. Ned Mansour
                                                  -----------------------------
                                                  N. Ned Mansour
                                                  Senior Vice President,
        Date: July 22, 1994                       General Counsel and Secretary
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